Supplement to the
Fidelity® Advisor New Insights Fund
Class A, Class T, Class B, and Class C
February 28, 2004
Prospectus

Effective April 2, 2004 the following information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 11 has been changed as follows.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

ANIF-04-02 April 2, 2004
1.790573.102